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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 12, 1999 (except for Note 12, as to which the date is July 15, 1999), in the Pre-Effective Amendment No. 3 to Registration Statement (Form S-1 No. 333-74439) and related prospectus of The Pietrafesa Corporation for the registration of 4,658,333 shares of its common stock.

                                                /s/ Ernst & Young LLP

Syracuse, New York
August 5, 1999